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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)                   APRIL 2, 1999
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                               BOYDS WHEELS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         CALIFORNIA                   0-26738                   93-1000272
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(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NUMBER)



                  15801 ROCKFIELD #B, IRVINE, CALIFORNIA 92618
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (949) 472-8192
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                8380 CERRITOS AVENUE, STANTON , CALIFORNIA 90680
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On April 2, 1999, Boyds Wheels, Inc. (the "Company") issued 102,629,814 shares of its common stock, constituting 80% of the current outstanding shares of common stock of the Company, to Automotive Performance Group, Inc. ("APG") and 21,808,835 shares of its common stock, constituting 17% of the current outstanding shares of common stock of the Company, to Credit Managers Association, as disbursing agent (the "Disbursing Agent") for holders of allowed unsecured claims. The shares were issued pursuant to the First Amended Plan of Reorganization, as modified pursuant to hearings of November 12-13, 1998, with Debtors in Possession as co-proponents (the "Plan") which was confirmed by the United States Bankruptcy Court for the Central District of California, Santa Ana Division (Case Nos. SA 98-11545RA and SA 98-11547RA, respectively) (the "Confirmation Order"). A summary of the material features of the Plan is set forth in the Company's Current Report on Form 8-K, which was filed with the Securities and Exchange Commission (the "Commission") on February 11, 1999.

The shares of common stock issued to APG (the "APG Shares") were issued pursuant to the Plan in consideration for, among other things, (1) a contribution of capital from APG in the amount of $500,000 to be paid to City National Bank ("CNB") on behalf of the Company; (2) the payment by APG of allowed administrative claims in the approximate amount of $1,200,000; (3) the issuance to holders of allowed unsecured claims of 200,000 shares of APG common stock, on a pro-rata basis; (4) the pledge by APG of up to $2,000,000 in cash (to capitalize the Company); and (5) the pledge by APG of up to $50,000 to pursue and litigate certain bankruptcy related claims and other potential causes of action. The source of the foregoing consideration was, and will be, from APG's existing working capital. The shares of common stock issued to the Disbursing Agent (the "Unsecured Creditor Shares") will be disbursed to the holders of allowed unsecured claims pro rata in consideration for such claims.


                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BOYDS WHEELS, INC.


Date: April 16, 1999                      By:/s/ James Dunn
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                                             James Dunn
                                             President


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